UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 14, 2005

Lodgian, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-14537	52-2093696
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3445 Peachtree Road, NE, Suite 700, Atlanta, Georgia		30326
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	404-364-9400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.02. Termination of a Material Definitive Agreement.

In connection with Mr. Manuel E. Artime’s resignation as Chief Financial Officer and Executive Vice President of Lodgian, Inc. (the "Company") disclosed in Item 5.02(b) below, Mr. Artime’s employment agreement with the Company will be terminated effective January 31, 2005.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On January 14, 2005, Manuel E. Artime notified the Company that he is resigning as Chief Financial Officer and Executive Vice President of the Company, effective January 31, 2005. Mr. Artime has agreed to remain employed by the Company in a non-executive capacity through March 31, 2005 to assist in completing the implementation of the internal control provisions of the Sarbanes-Oxley Act and the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

Mr. Artime will receive a lump sum severance payment when he leaves employment of the Company on March 31, 2005 equal to six to nine months salary, depending on whether certain conditions are met. On March 31, 2005, Mr. Artime’s unvested options will vest and remain exercisable for 30 days, and the Company will waive Mr. Artime’s noncompetition restriction. The Company will continue to provide health care benefits to Mr. Artime through May 2006.

(c) Effective January 31, 2005, the Company has promoted Linda Borchert Philp to the position of Chief Financial Officer of the Company. Previously, Ms. Philp served as vice president, chief accounting officer and treasurer of the Company. The Company has not yet entered into an employment agreement with Ms. Philp.

Item 7.01. Regulation FD Disclosure.

On January 21, 2005, the Company issued a press release relating to Ms. Philp’s appointment as Chief Financial Officer of the Company and Mr. Artime’s resignation from that position. A copy of this press release is attached hereto as Exhibit 99.1. Pursuant to General Instruction B.2 of Form 8-K, this exhibit is "furnished" and not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lodgian, Inc.

January 21, 2005	By:	Daniel E. Ellis

Name: Daniel E. Ellis
Title: Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated January 21, 2005.